UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024

American Water Works Company, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1 Water Street
Camden, NJ 08102-1658
(Address of principal executive offices, including zip code)
(856) 955-4001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) of American Water Works Company, Inc., a Delaware corporation (the “Company”), was held on May 15, 2024. An aggregate of 169,944,883 shares, or 87.2% of the Company’s issued and outstanding common stock as of March 18, 2024, the record date for the 2024 Annual Meeting, was represented in person or by proxy at the 2024 Annual Meeting, constituting a quorum. The results of voting at the 2024 Annual Meeting on each of the matters submitted to a vote of the Company’s shareholders thereat is as set forth below.
1.The following nine nominees were elected as directors of the Company for a term expiring at the 2025 Annual Meeting of Shareholders, and until their successors are duly elected and qualified, and received the votes set forth adjacent to their names below:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Jeffrey N. Edwards	148,548,041	5,131,185	118,900	16,146,757
Martha Clark Goss	143,650,279	10,037,781	110,066	16,146,757
M. Susan Hardwick	152,921,881	762,274	113,971	16,146,757
Kimberly J. Harris	148,051,722	5,631,843	114,561	16,146,757
Laurie P. Havanec	152,655,628	872,509	269,989	16,146,757
Julia L. Johnson	144,718,064	8,958,562	121,500	16,146,757
Patricia L. Kampling	148,963,779	4,722,693	111,654	16,146,757
Karl F. Kurz	143,770,779	9,908,021	119,326	16,146,757
Michael L. Marberry	147,104,394	6,563,401	130,331	16,146,757

2.The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
134,276,377	19,227,434	294,315	16,146,757
3.The ratification of the appointment, by the Audit, Finance and Risk Committee of the Board of Directors, of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2024, was approved by the following vote:

For	Against	Abstain
150,381,103	19,352,427	211,353
Item 8.01.    Other Events.
Kentucky-American Water Company (“Kentucky American Water”) Files with the Kentucky Public Service Commission (the “KPSC”) a Petition for Rehearing of the KPSC’s Order Issued on May 3, 2024
On May 16, 2024, Kentucky American Water, a wholly owned subsidiary of American Water Works Company, Inc. (the “Company”), filed with the KPSC a petition for rehearing of the KPSC’s order issued on May 3, 2024 (the “Order”), which approved a water base rate adjustment request filed by Kentucky American Water on June 30, 2023. The petition for rehearing seeks clarification and/or correction of certain computational inconsistencies that Kentucky American Water believes are reflected in the Order with respect to the authorized amount of annualized water revenues to be received by Kentucky American Water. Consideration of the petition filed by Kentucky American Water by the KPSC is the next step in the process. The timing of any action by the KPSC cannot be predicted at this time.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,”

“should” and “could,” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on the Company’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2024, and other filings with the SEC, and additional risks and uncertainties, including with respect to (1) the authorized amount of annualized water revenues to be received by Kentucky American Water related to its water base rate adjustment request; (2) the timing of the resolution of Kentucky American Water’s May 16, 2024 petition for rehearing with respect to the Order; (3) regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect the Company or Kentucky American Water; and (4) other economic, financial, political, business and other factors that may impact or affect the water and wastewater industries generally or the Company or Kentucky American Water specifically.
These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in the Company’s annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company does not have any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for us to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on the Company’s or Kentucky American Water’s business, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated:	May 17, 2024	By:	/s/ M. SUSAN HARDWICK
M. Susan Hardwick
President and Chief Executive Officer
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